Change in the Operational Structure of Sanofi	12 Months Ended
Dec. 31, 2017
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Change in the Operational Structure of Sanofi

A.5. Change in the operational structure of Sanofi

Sanofi acquired the Consumer Healthcare operations of Boehringer Ingelheim (BI) on January 1, 2017, and during 2017 gradually integrated those operations into its Consumer Healthcare Global Business Unit (GBU). Following completion of the integration process and with effect from December 31, 2017, Sanofi has identified the Consumer Healthcare business as an operating segment, the financial information for which is reported separately to, and reviewed separately by, the Chief Executive Officer. Until that date, the results of the Consumer Healthcare business were included in the Pharmaceuticals segment.

In addition, during 2017 Sanofi finalized a complete realignment of its internal management reporting to match its organizational structure. As a result, the costs of Sanofi’s global functions (Medical Affairs, External Affairs, Finance, Human Resources, Legal Affairs, Information Solutions & Technologies, Sanofi Business Services, etc.) are now managed centrally at group-wide level and are no longer allocated to operating segments for internal management reporting purposes. For the year ended December 31, 2017 and subsequent years, the costs of those functions are presented within the “Other” category. That category also includes other reconciling items such as retained commitments in respect of divested activities.

Sanofi has amended the presentation of its segment information accordingly (see Note D.35.), and now performs impairment testing of goodwill at the level of three Cash Generating Units (CGUs): Pharmaceuticals, Consumer Healthcare and Human Vaccines (see Note D.5.).